Debt	12 Months Ended
Jan. 03, 2015
Debt
Debt

10. Debt

        The Company's debt consisted of the following, excluding capital lease obligations, (in millions):

	January 3, 2015	December 28, 2013
U.S. revolving line of credit	$389.0	$250.0
U.S. term loan	231.3	246.9
Other international	3.3	3.8

Total debt	623.6	500.7

Less current portion	15.7	12.6

Long-term debt	$607.9	$488.1

        U.S.-Based.    On May 17, 2013, the Company and certain of its subsidiaries entered into a five year Credit Agreement (the "Credit Agreement") which provided for revolving credit loans in the amount of $750 million (the "Revolver"), a swingline subfacility up to $20 million, an up to $10 million subfacility for letters of credit, and a term loan in the amount of $250 million (the "Term Loan"). On May 23, 2014, the Company, entered into a First Amendment (the "Amendment") to the Credit Agreement. The Amendment increased the credit limit on the Revolver by $300 million to $1,050 million. The Credit Agreement expires and is due and payable on May 17, 2018. The Credit Agreement is guaranteed by all direct and indirect material domestic subsidiaries of the Company and is secured by 65% of the outstanding voting capital stock and 100% of the non-voting capital stock of the following foreign subsidiaries of the Company: Fossil Europe B.V., Swiss Technology Holding GmbH and Fossil (East) Limited. In connection with entering into the Credit Agreement, the Company paid upfront fees of approximately $4.8 million, which are being amortized over the life of the Credit Agreement.

        Amounts outstanding under the Revolver and Term Loan bear interest at the Company's option of (i) the base rate (defined as the higher of (a) the prime rate publicly announced by Wells Fargo (3.25% at fiscal year-end 2014), (b) the federal funds rate plus 0.50% and (c) the London Interbank Offer Rate ("LIBOR") (0.16% at fiscal year-end 2014) for an interest period of one month plus 1.00%) plus the base rate applicable margin (which varies based upon the Company's consolidated leverage ratio (the "Ratio") from 0.25% if the Ratio is less than 1.00 to 1.00, to 1.00% if the Ratio is greater than or equal to 2.00 to 1.00) or (ii) the LIBOR rate (defined as the quotient obtained by dividing (a) LIBOR by (b) 1.00 minus the Eurodollar reserve percentage) plus the LIBOR rate applicable margin (which varies based upon the Ratio from 1.25% if the Ratio is less than 1.00 to 1.00, to 2.00% if the Ratio is greater than or equal to 2.00 to 1.00). Amounts outstanding under the swingline loan under the Credit Agreement or upon any drawing under a letter of credit bear interest at the base rate plus the base rate applicable margin. Interest based upon the base rate is payable quarterly in arrears. Interest based upon the LIBOR rate is payable either monthly or quarterly in arrears, depending on the interest period selected by the Company. The Revolver also includes a commitment fee ranging from 0.20% to 0.35% for any amounts not drawn under the Revolver.

        During fiscal 2014, the Company made principal payments of $15.6 million under the Term Loan. The Company had net borrowings of $139.0 million under the Revolver during fiscal 2014. Borrowings were primarily used to fund common stock repurchases and normal operating expenses. Amounts available under the Revolver are reduced by any amounts outstanding under standby letters of credit. As of January 3, 2015, the Company had available borrowings of approximately $660.1 million under the Revolver. The Company incurred approximately $6.3 million and $6.1 million of interest expense related to the Term Loan and Revolver, respectively, including the interest rate swap impact during fiscal year 2014.

        Financial covenants in the Credit Agreement require the Company to maintain (i) a consolidated leverage ratio no greater than 2.50 to 1.00, (ii) a consolidated interest coverage ratio no less than 3.50 to 1.00 and (iii) maximum capital expenditures not in excess of (x) $200.0 million during each of fiscal years 2014 and 2015 and (y) $250.0 million during each fiscal year thereafter, subject to certain adjustments. The Credit Agreement contains representations, warranties, covenants, events of default and indemnities that are customary for agreements of this type. The Company was in compliance with all covenants in the Credit Agreement as of January 3, 2015.

        The Company's debt as of January 3, 2015, excluding capital lease obligations, matures as follows (in millions):

Less than 1 Year	$15.7
Year 2	22.0
Year 3	18.9
Year 4	564.1
Year 5	0.1
Thereafter	2.8

Total	$623.6

        Letters of Credit.    On May 11, 2012, the Company, Fossil Partners, L.P., Fossil Europe GmbH and Fossil Asia Pacific Ltd. renewed their Letter of Credit Facility (the "LC Facility") to allow for $80 million of commercial letters of credit. At the end of fiscal years 2014 and 2013, the Company had outstanding letters of credit under the LC Facility of approximately $50.3 million and $49.7 million, respectively. Letters of credit issued under the LC Facility are primarily used for the purchase of inventory.

        Capital Lease Obligations.    At the end of fiscal years 2014 and 2013, the Company had current capital lease obligations of $0.9 million and $0.8 million, respectively, and long-term capital lease obligations of $5.8 million and $6.6 million, respectively.